This Consulting Agreement is made as of the 14th day of March 2006


BETWEEN:

     ALAN FEIN, Attorney-at-law, of the City and State of New York

                                                         OF THE FIRST PART

AND

     DERMISONICS, INC, a corporation incorporated pursuant to the laws of the State of Nevada (hereinafter referred to as "Dermisonics")

                                                         OF THE SECOND PART

WHEREAS Dermisonics is a public company which maintains a market for its common shares, par value $0.001, in Germany through listings in the Freiverkehr at the Berlin-Bremen Stock Exchange ("Berlin Exchange") and the Frankfurt Stock Exchange ("Frankfurt Exchange") where, in both cases, the trading symbol is FQC and the WKN is AODK4Y and also maintains a market for its common shares, par value $0.001, in the United States through the National Association of Securities Dealers' Over-the-Counter Bulletin Board ("OTCBB") where the trading symbol is DMSI and the ISIN is US24983U1043;

AND WHEREAS Dermisonics is seeking to raise capital required for the execution of the Company's business plan;

AND WHEREAS Alan Fein ("Fein") has introduced Dermisonics to a number of investors and has provided ongoing assistance and consulting services to Dermisonics in the area of capital formation,



NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the , mutual agreements and covenants herein contained , the parties hereto agree as follows:

     1.     APPOINTMENT.
            ------------

     Dermisonics hereby engages Fein and Fein agrees to render services to Dermisonics as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM
            ----

     The term of this Consulting Agreement shall begin as of the date of this Agreement, and shall terminate on March 13th, 2007, unless earlier terminated in accordance with paragraph 9 herein or extended by the mutual written consent of the parties.

     3.     SERVICES
            --------

     During the term of this Agreement, Fein shall provide advice to, undertake for and consult with Dermisonics concerning the capitalization of Dermisonics and shall be specifically responsible for assisting in the negotiation and completion of private financings for Dermisonics. Fein shall report directly to the President of Dermisonics throughout the term of this Consulting Agreement.

     4.     DUTIES OF DERMISONICS
            ---------------------

     Dermisonics shall provide Fein, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Fein or as may be reasonably required to advance the VEM Placement, and shall advise Fein immediately of any facts which would effect the accuracy of any data and information previously supplied pursuant to this paragraph. Dermisonics shall promptly supply Fein with:
          (a) full and complete copies of financial reports, and all filings with all federal and state securities agencies;
          (b)  full and  complete  copies  of  all  stockholder  reports;
          (c) all data and information supplied by any financial analyst; and
          (d) all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION
            ------------

     In consideration for the provision of the consulting services described in paragraph 3 hereinabove, Dermisonics will issue and deliver three hundred thousand (300,000) common shares in the capital stock of Dermisonics (the "Shares") to Fein.


     Any pre-approved expenses relating to any activities undertaken by Fein under this Consulting Agreement will be charged to Dermisonics at cost on a monthly basis. Expenses will be invoiced and payment thereon shall be due within thirty (30) days of receipt of an invoice.

The parties hereto agree that, upon issuance and delivery to Fein, a legend in substantially the following form shall be clearly marked on the certificate(s) representing the Shares:

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE
     EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


     6.     REPRESENTATION AND INDEMNIFICATION.
            -----------------------------------

     Dermisonics shall be deemed to have made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Fein and acknowledges its awareness that Fein will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Fein in the absence of notice in writing from Dermisonics will rely on the continuing accuracy of material, information and data supplied by Dermisonics. Fein represents that it has knowledge of and is experienced in providing the aforementioned services.

     7.     LIMITATION OF LIABILITY
            -----------------------

     In the event that either party shall be liable to the other pursuant to the terms of this Consulting Agreement for any failure to perform their obligations arising under this Consulting Agreement, that party's liability shall be limited as follows:

          (a) All liabilities in contract and tort for direct loss shall be limited to the actual value of the compensation paid in accordance with paragraph 5 in the year of the claim; and

          (b) All liabilities in contract and in tort for incidental, indirect, special or consequential damages including, but not limited to, loss of revenues or profits shall be excluded.

     8.     CONFIDENTIAL  INFORMATION
            -------------------------

     No party to this Consulting Agreement shall, without the prior written consent of the other party, disclose any information concerning the existence and/or terms of this Consulting Agreement to a third party except in the proper performance of this Consulting Agreement or as required by law or a competent authority. This duty of confidentiality shall survive the termination of this Consulting Agreement.

     9.     MISCELLANEOUS
            -------------

     Termination: This Consulting Agreement may be terminated by either Party in
     -----------
the event of a material breach of its terms by the other Party upon written notice to the such other Party and termination shall be effective five (5) business days from the date of such notice.

     Alteration:  This Consulting Agreement sets out the entire understanding of
     ----------
the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Counterparts:  This Consulting Agreement may be executed in any number of
     -------------
counterparts by original or facsimile signature by the authorized officer of Dermisonics and Fein each of which counterparts, when executed and delivered, shall be an original but such counterparts together shall constitute one and the same instrument.

     Notices:  All notices, requests, demands and other communications required
     -------
or permitted to be given hereunder shall be deemed given when received by the parties at the addresses below or to such other address, or the attention of such other party, as the parties shall advise the other by notice given in accordance with this clause:

          If to Dermisonics:    Dermisonics,  Inc.,
                                2 Park Plaza
                                Suite 450
                                Irvine
                                California
                                92614 U.S.A.

                                Attention: Bruce H. Haglund

          If to Fein:           Alan  Fein,
                                708 Broadway
                                Woodmere, New York  11598
or to such other address, or the attention of such other party, as the parties shall advise the other by notice given in conformity herewith.

     Waiver: Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Severability: If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in the State of Nevada. The interpretation and the enforcement of this Agreement shall be governed by Nevada Law as applied to residents of the State of Nevada relating to contracts executed in and to be performed solely within the State of Nevada. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).


     IN WITNESS THEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

                                                  Dermisonics,  Inc


                                                  By:  /s/  Bruce H. Haglund
                                                       -----------------------
                                                       Bruce H. Haglund,
                                                       Chairman




--------------------------            ------------------------

     Witness                              Allan Fein